UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to §240.14a-12

VirTra Systems, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

4)

Date Filed:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Corporate Headquarters 2500 CityWest Blvd., Suite 300 Houston, Texas 77042 Office (832) 242-1100 Fax (832) 200-3267	Production Headquarters 1406 West 14th Street, Suite #10 Tempe, Arizona 85281 Office (480) 968-1488 Fax (480) 968-1448

October 11, 2006

Dear Fellow Shareholder:

We cordially invite you to attend a VirTra Systems’ Special Meeting of Shareholders, which will be held at 2500 CityWest Boulevard, Suite #300; Houston, Texas 77042; at 12:00 p.m. local time, Monday, November 27, 2006. The formal meeting notice and proxy statement are attached.

At this Special Shareholder Meeting, shareholders will be asked to amend the Articles of Incorporation to increase the number of shares we are authorized to issue.

Whether or not you plan to attend, it is important that your shares be represented and voted at the Special Meeting. Therefore, we urge you to vote promptly by mailing a completed proxy card in the enclosed postage-paid envelope, or by voting electronically over the Internet, or by telephone. If your shares are held in the name of a brokerage firm or bank, you will receive a voting instruction form in lieu of a proxy card and may also be eligible to vote electronically. Timely voting by any of these methods will ensure your representation at the Special Meeting.

We look forward to seeing you November 27.

Sincerely,

Perry Dalby
Chairman of the Board and Chief Executive Officer

Corporate Headquarters 2500 CityWest Blvd., Suite 300 Houston, Texas 77042 Office (832) 242-1100 Fax (832) 200-3267	Production Headquarters 1406 West 14th Street, Suite #10 Tempe, Arizona 85281 Office (480) 968-1488 Fax (480) 968-1448

October 11, 2006

Dear Fellow Shareholder:

We are pleased to offer you the opportunity to receive future VirTra Systems investor communications, such as press releases and occasional updates from management, in electronic form over the Internet through our shareholder e-mail service. By using this service, you will improve the speed and efficiency by which you can access these materials.

To enroll online in our investor e-mail service, please fill out and submit the form at http://www.virtrasystems.com/iv_orderkit.cfm.

You can also vote your shares electronically over the Internet at www.proxyvote.com, or by telephone. Please refer to the instructions on the enclosed proxy card or voting instruction form for further information regarding electronic voting. Regardless of the means by which you choose to vote, should you receive more than one proxy card or voting instruction form, please be sure to vote each one separately to ensure that all of your shares are voted.

If you have any questions regarding the online e-mail service, or electronic voting, please call our investor relations department for technical assistance using one of the following methods: from outside the United States call +1 (832) 242-1100, from within the United States (800) 455-8746, or by email at shaag@virtra.com.

Thank you for your interest in VirTra Systems.

Sincerely,

Steven M. Haag
vice-president of investor relations

Corporate Headquarters 2500 CityWest Blvd., Suite 300 Houston, Texas 77042 Office (832) 242-1100 Fax (832) 200-3267	Production Headquarters 1406 West 14th Street, Suite #10 Tempe, Arizona 85281 Office (480) 968-1488 Fax (480) 968-1448

VIRTRA SYSTEMS, INC.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 27, 2006

NOTICE TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of VirTra Systems, Inc., a Texas corporation, will be held at 2500 CityWest Boulevard, Suite #300; Houston, Texas 77042; at 12:00 p.m. local time, Monday, November 27, 2006, to approve an amendment to the Articles of Incorporation increasing the aggregate number of authorized shares of common stock we are authorized to issue from 100,000,000 shares to 500,000,000 shares,

All shareholders of record at the close of business October 10, 2006, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof.

We cordially invite all shareholders to attend the Special Meeting in person. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card, by voting electronically over the Internet at www.proxyvote.com, or by telephone. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank, or other nominee, in lieu of a proxy card, you should receive from that institution an instruction form for voting by mail and you may also be eligible to vote your shares electronically.

Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date, and return each proxy card or voting instruction form you receive to ensure that all of your shares are voted. Shareholders who elect to vote over the Internet must follow the voting instructions at www.proxyvote.com, or may call VirTra Systems’ investor relations department for technical assistance at (832) 242-1100. For information regarding voting in person at the Special Meeting, please see “Frequently Asked Questions: How Do I Vote” on page 4 of this document.

For admission to the Special Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of VirTra Systems’ common stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Edie Saville
Edie Saville, Secretary

         Houston, Texas

         October 11, 2006

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO BE ABLE TO VOTE YOUR SHARES ELECTRONICALLY OVER THE INTERNET OR BY TELEPHONE. FOR THAT PURPOSE, PLEASE REVIEW THE VOTING INSTRUCTIONS INCLUDED WITH THIS DOCUMENT.

Corporate Headquarters 2500 CityWest Blvd., Suite 300 Houston, Texas 77042 Office (832) 242-1100 Fax (832) 200-3267	Production Headquarters 1406 West 14th Street, Suite #10 Tempe, Arizona 85281 Office (480) 968-1488 Fax (480) 968-1448

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 27, 2006

The Board of Directors (the “Board”) of VirTra Systems, Inc., a Texas corporation, is soliciting the enclosed proxy for use at a Special Meeting of Shareholders (the “Special Meeting”) to be held Monday, November 27, 2006, and at any adjournment(s) or postponement(s) thereof. The Special Meeting will be held at 12:00 p.m. local time at 2500 CityWest Boulevard, Suite #300; Houston, Texas 77042. We are mailing these proxy materials on or about October 27, 2006, to all shareholders entitled to vote at the Special Meeting.

TABLE OF CONTENTS

TABLE OF CONTENTS

2

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

3

Introductory Statement

3

Background

3

FREQUENTLY ASKED QUESTIONS

3

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING:

6

INCREASE AUTHORIZED CAPITAL

6

Purpose of Authorizing Additional Common Stock

6

Effectiveness of Amendment to Articles

7

Required Vote

7

Recommendation of the Board of Directors

7

OWNERSHIP OF SECURITIES

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APPENDIX

9

TEXT of the Proposed AMENDMENT Authorizing Additional Common Stock

9

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

INTRODUCTORY STATEMENT

VirTra Systems, Inc. ("VirTra") is a Texas corporation with its principal executive offices located at 2500 CityWest Boulevard, Suite 300; Houston, Texas 77042. Our telephone number is (832) 242-1100. This proxy statement is being sent to shareholders by our Board of Directors to tell you about a Special Meeting of the Shareholders. At that meeting, we will ask you to approve an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 100,000,000 shares with par value of $0.005, to 500,000,000 shares with par value of $0.005. The increase will be effective when we file articles of amendment to our articles of incorporation with the State of Texas. We expect to file the articles of amendment immediately after the meeting.

Copies of this Proxy Statement are being mailed on or about October 27, 2006 to the holders of record on October 10, 2006, of the outstanding shares of our common stock.

BACKGROUND

It has become clear to the Board of Directors that some change in our authorized capital, and also in the number of shares outstanding, will be needed to fund the company’s growth. With our issued capital currently calculated approaching 92,000,000 shares, and the remaining balance reserved for unexercised options and warrants, at our current price-per-share levels we currently do not have enough shares to satisfy the requirements of our current debenture agreements and also honor those options and warrants if they should be exercised. On September 29, 2006, we received a notice of default for failing to issue the shares required for the most recent debenture conversion, and monetary penalties are accruing as a result of our inability to issue those shares. Since many of the options and warrants for which we had reserved shares are “out of the money” at the present time, we are issuing some of the shares that had been reserved for that purpose to satisfy our debenture obligations. This means that if those options or warrants were to be exercised, we would need to buy back shares on the open market or otherwise satisfy the options or warrants, requiring us to spend much-needed cash.  In addition, failure to increase our authorized capital would inhibit our ability to secure the needed capital for anticipated large simulator product-order construction and our previously announced acquisition plans for an ISO 9000:2001 certified electronic manufactures services (EMS) provider.

In summary, without an immediate increase in authorized capital, we will incur additional financial penalties, the Board will not have access to capital, when needed, for vital company operations, and we will be unable to execute corporate growth initiatives including planned and future mergers and acquisitions.

The Board of Directors has recommended a proposal to increase the authorized shares to 500,000,000.

FREQUENTLY ASKED QUESTIONS

What is the purpose of the Special Meeting?

At this Special Meeting, shareholders will be asked to amend the Articles of Incorporation of the company to increase the number of shares the company is authorized to issue.

Why do we need more authorized shares?

As of September 30, 2006, we had issued and outstanding 91,261,042 shares of common stock, 5,300,000 shares reserved for options, and 2,746,703 reserved for warrants, which, if exercised, would represent a total issued share count of 99,307,745 shares of the 100,000,000 we were authorized to issue. As of September 30, 2006, we had outstanding debentures which are convertible into 6,429,320 shares of common stock based on the market value of the common stock on that date. The increase in authorized capital stock will make additional unissued authorized shares available to honor present debenture commitments.

Our board of directors believes that the increase in the authorized number of shares of common stock is necessary to provide enough available shares to provide for our debenture commitments at current price-per-share levels, used in raising additional capital when needed for, among other needs, mergers and acquisitions, and anticipated large simulator product-order financing.

The present lack of enough authorized but unissued shares also limits our ability to carry out mergers and acquisitions. In January 2006, we executed a definitive agreement with Virtra Merger Corporation (now ComCon Manufacturing Services, Inc). That contract has now expired by its terms. However, we intend to seek a new agreement with that corporation upon successful increase in authorized capital, and we also intend to seek further complementary acquisitions in the future when advantageous. (Any such agreement with ComCon Manufacturing Services, Inc. will be submitted to shareholders for a vote separately in the future.)

The unissued and unreserved shares of our common stock will also be available for any proper corporate purpose, as authorized by the Board of Directors, without further approval by our shareholders, and we do not intend to solicit further authorization for the issuance of those shares prior to issuance except as otherwise required by law. Our shareholders do not have any preemptive or other rights to purchase additional shares of our common stock. Further issuances of additional shares of common stock or securities convertible into common stock, therefore, may dilute the existing holders of our common stock.

Who is entitled to vote?

To be able to vote, you must have been a shareholder on October 10, 2006, the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting. As of the record date, 91,953,297 shares of our common stock par value $0.005 per share were issued. No shares of our preferred stock par value $0.005 per share, were outstanding on the record date.

Our stock transfer books will remain open between the record date and the date of the Special Meeting. A list of shareholders entitled to vote at the Special Meeting will be available for inspection at our executive offices.

How many votes do I have?

Holders of common stock will vote at the Special Meeting as a single-class on all matters. Each holder of common stock is entitled to one vote per share held. As a result, a total of 91,953,297 votes may be cast on each matter at the Special Meeting.

What is a quorum?

For business to be conducted at the Special Meeting, a quorum must be present either in person or by proxy. Holders of a majority of the outstanding shares of common stock represent a quorum. Abstentions and “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will be counted to determine whether a quorum is present for the transaction of business.

If a quorum is not present, we will adjourn the Special Meeting until we are able to obtain a quorum.

What vote is required to approve the increase in the number of authorized shares?

Approval of the proposal to increase the number of shares we are authorized to issue requires the affirmative vote of the holders of two-thirds of the outstanding shares of common stock. Abstentions will count as votes AGAINST the proposal. Brokers and other nominees are generally empowered to vote on amendments to Articles of Incorporation and Bylaws, and therefore no broker non-votes will exist in connection with the proposal.

How do I vote?

You may vote by one of four ways: (i) over the Internet at www.proxyvote.com, by (ii) telephone, (iii) by mail, or (vi) by ballot in person at the meeting.

If you are a “registered holder,” that is your shares are registered in your own name through our transfer agent, you may vote by returning a completed proxy card in the enclosed postage-paid envelope. Instructions for voting over the Internet, or by telephone, are set forth on the proxy card. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive a voting instruction form from that institution by mail. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. A large number of banks and brokerage firms participate in the ADP Investor Communication Services online program, which provides eligible shareholders who receive a paper copy of the proxy statement the opportunity to vote over the Internet or by telephone. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, November 26, 2006.

If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided.

Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail. When voting electronically, you may incur costs such as usage charges from telephone companies or Internet service providers. However, there is no extra cost to vote using the vote-by-phone service or www.proxyvote.com website.

If you are a registered holder, you may also vote your shares in person at the Special Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Special Meeting. We recommend that you vote your shares in advance, as described above, so that your vote will be counted if you later decide not to attend the Special Meeting.

What if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date, and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been properly signed, dated, and timely returned will be counted in the quorum and voted.

Who will count the votes and how will my vote(s) be counted?

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, and abstentions.

If the enclosed proxy card or voting instruction form is properly signed, dated, and returned, the shares represented by that proxy card will be voted at the Special Meeting in accordance with your instructions. If you do not specify how the shares represented by your proxy card are to be voted, your shares will be voted FOR the increase in the number of shares we are authorized to issue. The enclosed proxy card or voting instruction form also grants the proxy holders discretionary authority to vote on any other business that may properly come before the meeting as well as any procedural matters.

Can I change my vote after I have voted?

If your shares are held in your name, you may revoke or change your vote at any time before the Special Meeting by filing a letter of revocation and another signed proxy card with a later date with our Secretary at VirTra Systems, Inc., 2500 CityWest Boulevard, Suite 300; Houston, Texas 77042. If you attend the Special Meeting and vote by ballot, any proxy card that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Special Meeting will be counted. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Special Meeting; please note that your vote in person at the Special Meeting will not be effective unless you have obtained and present a proxy card issued in your name from the record holder.

How can I sign up to access future press releases and occasional letters from management electronically?

All shareholders who have email accounts can now elect to access VirTra Systems’ press releases and occasional letters from management through our online investor e-mail service. By using this service, you will improve the future speed and efficiency by which you can access these materials.

To enroll in our online investor e-mail service, please fill out and submit the form at http://www.virtrasystems.com/iv_orderkit.cfm.

Who will bear the cost of soliciting proxies?

VirTra Systems will bear the entire cost of soliciting proxies for the Special Meeting, including the preparation, assembly, printing and distribution of this proxy statement, the proxy card and any additional soliciting materials we furnish to shareholders. We will furnish copies of solicitation materials to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the soliciting materials to the beneficial owners. We may supplement the original solicitation of proxies by soliciting shareholders by personal contact, telephone, facsimile, email or any other means by directors, officers or employees of VirTra Systems. We will not pay any additional compensation to those individuals for those services.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING:

INCREASE AUTHORIZED CAPITAL

Our Board of Directors has unanimously approved and recommended that VirTra Systems’ shareholders approve an amendment to the Articles of Incorporation to increase the number of shares of common stock that VirTra Systems is authorized to issue.

Under our present capital structure, we are authorized to issue 100,000,000 shares of common stock par value $0.005 per share. Preferred stock may also be issued from time-to-time in one or more series with such rights, preferences, and privileges including dividend rates, conversion, and redemption prices, and voting rights as may be determined by the Board.

The Board believes the number of authorized shares of common stock is inadequate for our present and future needs and therefore has unanimously approved an amendment to Article IV of VirTra Systems’ Articles of Incorporation, as previously amended, to increase the aggregate number of shares of common stock authorized for issuance by 400,000,000 shares, to an aggregate of 500,000,000 authorized shares. The Board believes this capital structure more appropriately reflects the present and future needs of VirTra Systems and recommends that the shareholders approve such amendment.

On September 30, 2006, 91,261,042 shares of common stock were outstanding, and no shares of preferred stock were outstanding. On September 30, 2006, assuming the exercise of all outstanding stock options and all other shares subject to issuance, including the conversion of all shares owned in current financing agreements at current price per share levels, 100,000,000 shares of common stock would have been outstanding.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

The authorization of an additional 400,000,000 shares of common stock would give the Board the ability to issue shares of such common stock from time-to-time as it deems necessary. The Board believes it is advisable and in the best interests of the company and its shareholders to have the ability to

•

satisfy our current debenture commitments and limit any additional penalties we may incur as a result of being unable to issue the required shares,

•

execute future mergers or acquisitions (subject to any required vote)

•

satisfy our obligation on outstanding stock options and offer additional options and other equity grants, subject to any shareholder approval requirements of applicable law and stock exchange regulations, and

•

issue additional shares of common stock for any other proper corporate purpose.

To continue to attract, retain, and motivate our employees, we expect to continue to issue reasonable stock options and other equity awards. We may also issue stock to acquire complementary businesses, technologies, and/or products and may fund our acquisitions and other initiatives through several different means, including equity issuances.

The additional common stock authorized under the Articles would be available for issuance by the Board without any future action by the shareholders, unless a shareholder vote were specifically required by our Bylaws, applicable law, or the rules of any stock exchange or quotation system on which our securities may then be listed. The additional shares of common stock would have rights identical to our outstanding shares of common stock.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the shareholders, depending upon the exact nature and circumstances of any actual issuances of the authorized shares. The increase could have an anti-takeover effect, since the Board could issue additional shares (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of VirTra Systems more difficult. For example, additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of VirTra Systems. Similarly, the Board could issue additional shares to people allied with VirTra Systems’ management, making it more difficult to remove or replace members of VirTra Systems’ then current Board. In addition, issuing additional shares would dilute the earnings per share and book value per share of all outstanding shares of our capital stock unless there were a proportionate increase in our earnings and book value. If those factors were reflected in the price-per-share of our common stock, the potential realizable value of a shareholder’s investment could be reduced.

EFFECTIVENESS OF AMENDMENT TO ARTICLES

If the proposal to increase the number of shares of common stock we are authorized to issue is adopted, an amendment to VirTra Systems’ Articles will become effective when filed with the Secretary of State of the State of Texas. The proposed amendment to the Articles is attached as an Appendix to this proxy statement.

REQUIRED VOTE

      The affirmative vote of two-thirds the total combined voting power of the outstanding shares of common stock is required to approve the amendment to our Articles. Abstentions will count as a NO vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors unanimously recommends a vote FOR the proposal to increase the number of shares we are authorized to issue. Unless otherwise instructed, the proxy holders named in each proxy will vote the shares represented thereby FOR this proposal.

OWNERSHIP OF SECURITIES

The following table sets forth certain information known to VirTra Systems about the beneficial ownership of our common stock as of September 30, 2006, by

•

all persons known to us to beneficially own five percent (5%) or more of either class of our common stock,

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each director,

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the executive officers named in the Executive Compensation section of our most recent Form 10K,

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one additional most highly paid executive officer having annual compensation in excess of $100,000; but, who was not serving as director as of the fiscal year ended December 31, 2005.

Beneficial Owner	Status	Shares[1]	Percent
L. Kelly Jones 440 North Center Arlington, Texas 76011	Former CEO and Director	6,953,452[2]	7.4%

Bob Ferris 1941 South Brighton Circle Mesa, Arizona 85208	President and Director	6,048,414[3]	6.6%

L. Andrew Wells 1011 Compass Cove Circle Spring, Texas 77379	Former Director	3,524,205	3.9%

Perry V. Dalby	CEO and Director	307,334	*

Kimberly Biggs	Former Board Secretary	42,460	*

Frank Stanley	Director	-	*

David Rogers	Former Chief Financial Officer	-	*

Michael Kitchen	Executive Vice-president and Director	200,000[4]	*
Totals		17,075,865	17.9%

.

1* Less than 1%

 The percentage of shares beneficially owned is based on 91,261,042 shares of common stock outstanding as of September 30, 2006. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days after September 30, 2006 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

2 Includes 3,953,452 shares and options to purchase 3,000,000 shares that are currently exercisable or will become exercisable within 60 days of September 30, 2006.

3 Includes 5,048,414 shares and options to purchase 1,000,000 shares that are currently exercisable or will become exercisable within 60 days of September 30, 2006.

4 Consists of options to purchase 200,000 shares that are currently exercisable or will become exercisable within 60 days of September 30, 2006

APPENDIX

TEXT OF THE PROPOSED AMENDMENT AUTHORIZING ADDITIONAL COMMON STOCK

ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF

VIRTRA SYSTEMS, INC.

The undersigned, chief executive officer of Virtra Systems, Inc., a Texas Corporation, certifies as follows.

1.

The name of the corporation is Virtra Systems, Inc.

2.

Paragraph A of Article Four of the Articles of Incorporation, which paragraph sets forth the number of shares which the corporation is authorized to issue, is amended to read as follows:

a.

Authorized Capital Stock. The aggregate number of shares of all classes of stock the Company shall have authority to issue is 502,000,000 consisting of and divided into:

i.

one class of 500,000,000 shares of Common Stock, par value $0.005 per share (the 'Common Stock'); and

ii.

one class of 2,000,000 shares of Preferred Stock, par value $0.005 (the 'Preferred Stock'), which may be divided into and issued in one or more series, as hereinafter provided."

3.

The shareholders of the corporation adopted the amendment on November 27, 2006.

4.

As of the date the amendment was adopted, the number of shares outstanding, and the number of shares entitled to vote on the amendment, was 91,953,297 shares of Common Stock, par value $0.005 per share.

5.

The number of shares voted for the amendment was _______, and the number of shares voted against the amendment was ________.

6.

The amendment does not effect any change in the corporation's stated capital.

Dated: November 27, 2006

_______________________________

Perry V. Dalby, chief executive officer

KEEP THIS PAGE FOR YOUR RECORDS

2500 CITY WEST BOULEVARD; SUITE #300
HOUSTON, TEXAS 77042

VOTE OVER THE INTERNET: www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time the day before the cut-off or meeting date. Have the proxy card in-hand when you access the website.  You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY TELEPHONE: +1.800.690.6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. the day before the cut-off of meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below, then follow the simple instructions Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card, and return it in the enclosed postage-paid envelope or return it to VirTra Systems, Inc. c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. Please mail early to ensure that your proxy card is received prior to the Special Meeting.

The Internet and telephone voting facilities will close at 11:59 P.M. Eastern Time on November 26, 2006. (If you vote over the Internet or by telephone, you DO NOT need to return your proxy card.)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

VIRTRA SYSTEMS, INC.

The Board of Directors recommends a vote “FOR” the listed proposal.			For	Against	Abstain
1.	To approve amending the Articles of Incorporation of VirTra Systems to increase the aggregate number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.		ð	ð	ð

This proxy, when properly executed, will be voted as specified above. If no specification is made, this proxy will be voted FOR the proposal.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

KEEP THIS PAGE FOR YOUR RECORDS

VIRTRA SYSTEMS, INC.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 27, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF VIRTRA SYSTEMS, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the Special Meeting of Shareholders (the “Special Meeting”) to be held November 27, 2006 and the proxy statement, and appoints Perry Dalby and Steven Haag, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of VirTra Systems, Inc. (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities at the Special Meeting, to be held at 2500 CityWest Boulevard, Suite 300; Houston, Texas 77042; November 27, 2006, at 12:00 p.m. CDT, and at any adjournment(s) or postponement(s) thereof, with the same force and effect as the undersigned might or could do if personally present. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

PLEASE COMPLETE, SIGN, AND DATE ON REVERSE SIDE

THANK YOU FOR VOTING

2500 CITY WEST BOULEVARD; SUITE #300
HOUSTON, TEXAS 77042

VOTE OVER THE INTERNET: www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time the day before the cut-off or meeting date. Have the proxy card in-hand when you access the website.  You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY TELEPHONE: +1.800.690.6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. the day before the cut-off of meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below, then follow the simple instructions Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card, and return it in the enclosed postage-paid envelope or return it to VirTra Systems, Inc. c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. Please mail early to ensure that your proxy card is received prior to the Special Meeting.

The Internet and telephone voting facilities will close at 11:59 P.M. Eastern Time on November 26, 2006. (If you vote over the Internet or by telephone, you DO NOT need to return your proxy card.)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

VIRTRA SYSTEMS, INC.

	The Board of Directors recommends a vote “FOR” the listed proposal.		For	Against	Abstain
1.	To approve amending the Articles of Incorporation of VirTra Systems to increase the aggregate number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.		ð	ð	ð

This proxy, when properly executed, will be voted as specified above. If no specification is made, this proxy will be voted FOR the proposal.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)		Date